UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 13, 2021. At the meeting:

1)	stockholders elected the nine persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2021;

3)	stockholders did not approve, on an advisory basis, Intel’s executive compensation of its listed officers;

4)	stockholders did not approve the stockholder proposal on whether to allow stockholders to act by written consent;

5)	stockholders did not approve the stockholder proposal requesting a report on median pay gaps across race and gender; and

6)	stockholders did not approve the stockholder proposal requesting a report on whether written policies or unwritten norms at Intel reinforce racism in its culture.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick P. Gelsinger	2,719,155,531	9,086,950	5,842,811	546,692,626
James J. Goetz	2,706,511,626	20,050,190	7,523,476	546,692,626
Alyssa Henry	2,327,238,937	400,031,164	6,815,191	546,692,626
Omar Ishrak	2,205,550,947	520,783,404	7,750,941	546,692,626
Risa Lavizzo-Mourey	2,314,678,536	411,778,243	7,628,513	546,692,626
Tsu-Jae King Liu	2,714,184,880	12,580,554	7,319,858	546,692,626
Gregory D. Smith	2,709,117,785	17,199,041	7,768,466	546,692,626
Dion J. Weisler	2,677,447,682	48,545,020	8,092,590	546,692,626
Frank D. Yeary	2,666,295,062	60,309,968	7,480,262	546,692,626

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,129,591,051	141,622,479	9,564,388	0

3)	Advisory Vote to Approve Executive Compensation of Intel’s Listed Officers

For	Against	Abstain	Broker Non-Votes
1,040,533,387	1,677,582,825	15,969,080	546,692,626

4)	Stockholder Proposal on Whether to Allow Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
931,838,334	1,760,760,929	41,486,029	546,692,626

5)	Stockholder Proposal Requesting a Report on Median Pay Gaps Across Race and Gender

For	Against	Abstain	Broker Non-Votes
390,522,846	2,302,664,938	40,897,508	546,692,626

6)	Stockholder Proposal Requesting a Report on Whether Written Policies or Unwritten Norms at Intel Reinforce Racism in its Culture

For	Against	Abstain	Broker Non-Votes
298,343,369	2,383,282,823	52,459,100	546,692,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 19, 2021	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary